EXHIBIT 99.1

** PLEASE READ CAREFULLY **

Dear Borrower, we are glad to welcome you to our unique financing program. The program will go into effect immediately after you return a signed agreement and will continue to be in effect until we receive the full loan repayment Amount according to this agreement.

After we receive the full agreed upon loan repayment amount, we will close off your account and deliver to you a $0 balance letter. In order to assure the maintenance and servicing of your account, please keep our contact information in your contacts for any service or maintenance request:

Please note due to the large number of loan accounts we service; administrative errors may occasionally result in our daily ACH debits. If you believe your account was erroneously debited, you agree to contact us immediately to notify us about the erroneous debits.

We also require an active point of contact during the duration of the agreement. By providing your contact information below you agree to be contacted in regard to your account during the duration of the agreement.

REFERRAL/AFFILIATE DISCLOSURE
Name(s) of Affiliate(s) who arranged this transaction for you: NA	Business Name(s):	Email Address(es):	Phone Number(s):
Have there been any other financial products offered to you in conjunction with this financing agreement? Yes or No? NA

If yes, please describe those other financial products (some examples may include but may not be limited to SBA loans, term loans lines of credit, cash advance, equipment financing, real estate loans, etc.):

By signing below, you certify that the above information is true and correct.
Owner 1 Signature: /s/ Todd Michaels	Print name: Todd Michaels		Date: 6/11/2024

Please contact us to update if your contact information changes.

Contact Name: Johan Themaat                      Cell (for text messages):

Email: johan@correlateinc.com

Emergency secondary contact (*required): Todd Michaels,

Please note all necessary information in regard to reaching you or your staff, in case of a problem:

If we experience any issues with your account and we cannot reach you or your point of contact, we will enforce all legal remedies available to us, under the Agreement. We are always available to assist you with any service request that you may need. In order to prevent any unnecessary interruptions please make sure to call us as soon as any problems with your business arise.

** WE WILL NOT PROCEED WITH FUNDING IF THIS DOCUMENT IS LEFT BLANK

**

INFORMATION DISCLOSURE FORM (All information must be provided in order to release funds)
CONTRACTUAL FUNDING INFORMATION
Loan Amount	Weekly Remittance
$ 600,000.00	$ 31,071.43
BUSINESS INFORMATION
Legal Business Name: Correlate Energy Corp (OTC:CIPI)	Business DBA: Correlate Energy
Address: 176 S. Capitol Blvd., 2nd Floor	City: Boise	State: ID	Zip: 83702
Business Phone: (855) 264-4060	Business E-Mail: ap@correlateinc.com	Use of Funds: Working Capital	Time in Business: Since Dec 2021	Tax ID: 84-4250492
Emergency Contact Info: Name: Todd Michaels	Number:
List all additional locations associated to business. NA
Does the company currently have any open/unsatisfied advances? List which companies/balances. No
Does the company have any active or pending litigation/ judgements/ liens/ tax obligations? No
Landlord Contact Info: Name:	Number:
BANK ACCOUNT INFORMATION (list all accounts below)
Bank name:	Account Number:	Routing Number:

OFFICERS INFORMATION
Owner 1 - Full Name: Todd Michaels	DOB:	Social Security #	Cell Phone #:
Address:	City: Eagle	State: ID	Zip: 83616
Personal E-mail Address:	Ownership %: 6%	Signature:	Date:
Owner 2 - Full Name:	DOB:	Social Security #:	Cell Phone #:
Address:	City:	State:	Zip:
Personal E-mail Address:	Ownership %:	Signature:	Date:
CREDIT DISCLOSURE

The above information is warranted to be true and correct. We hereby authorize Clearview Funding Group, LLC its assigns, agents, bank, or financial institution to verify and collect information on us, included but not limited to bank references, trade credit references, and/or commercial credit reports. In compliance with the FAIR CREDIT REPORTING ACT, this is to inform you that you are authorizing this organization and/or its suppliers to obtain a consumer and/or business profile credit report.

Owner 1 Signature:	Print Name: Todd Michaels	Date: 6/11/2024
Owner 2 Signature:	Print Name:	Date:

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This Business Loan and Security Agreement Supplement is part of (and incorporated by reference into) the Business Loan and Security Agreement. Borrower should keep this important legal document for Borrower's records.

YOUR LOAN DETAILS
Borrower:	Correlate Energy Corp (OTC:CIPI)
Lender:	Clearview Funding Group, LLC
Loan Amount:	$600,000.00
Origination Fee: (Deducted at time of disbursement)	$ 30,000.00

Disbursement Amount:

(Loan Amount less Origination Fee and Prep-paid Principal. Note that the Disbursement Amount may not be the amount deposited to your Designated Checking Account. The amount that will be deposited to your Designated Checking Account will be reduced by any amounts owed to Lender from a prior loan or used to pay off an amount owed to a third-party lender.

$ 569,515.00
Weekly Payment Amount: (Business days only) Number of Weekly Payments: (Business days only) Payment Schedule: "Business day" means any Monday through Friday except for Federal Reserve holidays.	See Weekly Addendum
Total Interest Expense: (Does not include any Fees)	$ 270,000.00
Total Repayment Amount: (Loan Amount plus Total Interest Expense)	$ 870,000.00
RENEWAL, AND OTHER FEES

Renewals:

Remaining unpaid interest on this Loan will be eligible to be forgiven by Lender if: (i) Borrower is current on its scheduled payments with respect to this Loan and, (ii) while this Loan is outstanding, Borrower enters into a business loan and security agreement for a new qualifying term loan with Lender, a portion of the proceeds of which is used to repay this Loan in whole.

Other Fees:	Underwriting Fee: $ 450.00 Processing Fee: $

If you have any questions, please call us at 631-201-0703 (we have support available Monday - Friday 9am - 6pm ET) or email

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This Business Loan and Security Agreement Supplement is part of (and incorporated by reference into) the Business Loan and Security Agreement. Borrower should keep this important legal document for Borrower's records.

OTHER FEES (CONT'D)
Other Fees:

ACH Program Fee: $150.00 Wire Fee: $ 35.00

Bank Change Fee: $ 50.00 ACH Rejection Fee: $ 35.00

Non-Sufficient Funds (NSF) Fee: $ 35.00 Stopped Blocked Account Fee: $ 500.00

Default Fee: $ 5,000.00 UCC Filing Fee: $

150.00

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The calculations below involve certain key assumptions about this Loan, including that the Loan is paid off in its entirety according to the agreed payment schedule and that no repayments are missed.
Loan Amoun t $ 600,000.00	Disbursement Amount (minus fees withheld)1 $ 569,515.00	Repayment Amount $ 870,000.00	Term 7 Months (repaid Weekly)
METRIC	METRIC CALCULATION	METRIC EXPLANATION
Total Cost of Capital $300,485.00	Interest Expense: $270,000.00 Loan Fee: $ Origination Fee: $ 30,000.00 Other Fees: $485.00 Total Cost of Capital: $300,485.00

This is the total amount that you will pay in interest or Loan Fees and other fees for the Loan.

The amount does not include fees and other charges you can avoid, such as late payment fees and returned payment fees.2

Annual Percentage Rate (APR)[3] 111.73%	Your Loan will have $ Weekly payments of: $ 31,071.43 APR: 111.73%

This is the cost of the Loan – including total interest or Loan Fees and other fees – expressed as a yearly rate. APR takes into account the amount and timing of capital you receive, fees you pay, and the periodic payments you make.

While APR can be used for comparison purposes, it is not an interest rate and is not used to calculate your interest expense or Loan Fee.

Average Monthly Payment	Repayment Amount: $ Term (in months): ÷ Months Average Monthly $870,000.00 ÷ 7 Payment: $	This is the average monthly repayment amount of the Loan, which does not include fees and other charges you can avoid, such as late payment fees and returned payment fees.2
The actual repayment frequency for the Loan will be Weekly. This is an estimate for comparison purposes only.
Cents on the Dollar (excluding fees)¢	Interest Expense or $ 270,000.00 Loan Fee:	This is the total amount of interest or Loan Fee paid per dollar borrowed. This amount is exclusive of fees.
Loan Amount: ÷ $600,000.00
Cents on the Dollar ¢
(excluding fees):
Prepayment	Does prepayment of this Loan result in any new fees or charges?	No (see "Prepayment" above)
Does prepayment of this Loan decrease the total interest or Loan Fees owed?	Yes (see "Prepayment" above for the interest or fee reduction amount)

1 The Disbursement Amount is the amount of capital that a business receives and may be different from the Loan Amount. The Disbursement Amount is net of fees withheld from the Loan Amount. A portion of the Disbursement Amount may be used to pay off any amounts owed from a prior loan or an amount owed to a third party.

2 Your business may incur other fees that are not a condition of borrowing, such as late payment fees, returned payment fees, or monthly maintenance fees. Those fees are not reflected here. See the agreement for details on these fees (see "Other Fees" above).

3 APR should be considered in conjunction with the Total Cost of Capital. APR may be most useful when comparing financing solutions of similar expected duration. APR is calculated here according to the principles of 12 C.F.R. § 1026 (Regulation Z), using 52 payment periods of equal length and 52 payment dates per year for weekly pay products, and 252 payment dates per year for daily pay products.

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CERTAIN DISCLOSURES
Loan Pricing Disclosure

Lender uses a system of risk-based pricing to determine interest charges and fees. Risk- based pricing is a system that evaluates the risk factors of your application and adjusts the interest rate up or down based on this risk evaluation. Although Lender believes that its loan process provides expedited turnaround time and efficient access to capital, this loan may be a higher cost loan than loans that may be available through other lenders.

Loan For Specific Purposes Only

The proceeds of the requested Loan may solely be used for the specific purposes as set forth in the Use of Proceeds Certification of the Business Loan and Security Agreement. IN ADDITION, THE LOAN WILL NOT BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. Borrower understands that Borrower's agreement not to use the Loan proceeds for personal, family or household purposes means that certain important duties imposed upon entities making loans for consumer/personal purposes, and certain important rights conferred upon consumers, pursuant to federal or state law will not apply to this transaction.

(For California Residents) CALIFORNIA CIVIL CODE SECTION 2955.5.

California Civil Code Section 2955.5(a) provides that “No lender shall require a borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the improvements on that real property in an amount exceeding the replacement value of the improvements on the property.” Borrower acknowledges having received disclosure of the contents of such provision prior to execution of any of the Loan Documents in accordance with California Civil Code Section 2955.5(b).

(For Florida Residents) DOCUMENTARY STAMP DISCLOSURE	Florida documentary stamp tax required by law in the amount of $ has been paid or will be paid directly to the Department of Revenue. Certificate of Registration No. .
(For Iowa Residents) ORAL MODIFICATIONS DISCLOSURE

IMPORTANT. READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

(For Louisiana Residents) CONFESSION OF JUDGMENT

BORROWER CONFESSES JUDGMENT IN FAVOR OF THE SECURED LENDER FOR THE FULL AMOUNT OF THE SECURED INDEBTEDNESS. Borrower consents to the use executory process foreclosure remedies after default. To the extent permitted by law, Borrower also waives any benefits of an appraisal of the Property and other rights under Articles 2332 2336, 2723, and 2724 of the Louisiana Code of Civil Procedure. Borrower authorizes Lender t serve as keeper or appoint a keeper if any Property is taken from Borrower through leg proceedings.

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(For Maine Residents) ORAL MODIFICATIONS DISCLOSURE

NOTICE: Under Maine law, no promise, contract or agreement to lend money, extend credit forbear from collection of a debt or make any other accommodation for the repayment of debt for more than $250,000 may be enforced in court against Lender unless the promise, contract or agreement is IN WRITING and SIGNED BY Lender. You agree that this requirement applied to this Note even if the amount of debt hereunder is less than $250,000. Accordingly, you cannot enforce any oral promise unless it is contained in a written document signed by Lender, nor ca any change, forbearance or other accommodation relating to this Note unless it is IN WRITING AND SIGNED BY Lender.

(For Missouri Residents) ORAL MODIFICATIONS DISCLOSURE

Oral or unexecuted agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

(For South Dakota Residents) ORAL MODIFICATIONS DISCLOSURE

Any improprieties in making this loan or in loan practices may be referred to the South Dakota Department of Labor and Regulation, Division of Banking at 1601 N. Harrison Avenue, Suite 1 Pierre, SD 57501 (Phone: 605.773.3421).

(For Washington Residents) ORAL MODIFICATIONS DISCLOSURE	Oral agreements or oral commitments to loan money, extend credit, or to forbear from enforcing repayment of a debt are not enforceable under Washington law.

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1. INTRODUCTION. This Business Loan and Security Agreement (together with the accompanying Business Loan and Security Agreement Supplement and the accompanying Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits), this "Agreement") governs your business loan ("Loan") made by Clearview Funding Group, LLC. Please read it and keep it for your reference. In this Agreement, the words "you", "your" and "Borrower" mean the Borrower identified on the signature page of this Business Loan and Security Agreement. Each Guarantor identified on the signature page of this Business Loan and Security Agreement shall be referred to individually as "Guarantor" and collectively as "Guarantors" in this Agreement. The words "Lender", "we", "us", and "our" mean Clearview Funding Group, LLC or its successor(s) and assign(s).

2. EFFECTIVE DATE. This Agreement begins on the date we accept this Agreement in New York. Borrower understands and agrees that Lender may postpone, without penalty, the disbursement of amounts to Borrower until all required security interests have been perfected and Lender has received all required personal guarantees or other documentation.

3. AUTHORIZATION. Borrower agrees that the Loan made by Lender to Borrower shall be conclusively deemed to have been authorized by Borrower and to have been made pursuant to a duly authorized request on its behalf.

4. LOAN FOR SPECIFIC PURPOSES ONLY. The proceeds of the requested Loan may solely be used for the specific purposes as set forth in the Use of Proceeds Certification contained in Section 50 below, and not for any other purposes. In addition, the Loan will not be used for personal, family or household purposes, and Borrower and Guarantors are forever estopped from taking the position that such Loan (including Advances) are or were used for such personal, family or household purposes. Borrower understands that Borrower's agreement not to use the Loan proceeds for personal, family or household purposes means that certain important duties imposed upon entities making loans for personal, family or household purposes, and certain important rights conferred upon such persons, pursuant to federal or state law will not apply to the Loan or the Agreement. Borrower also understands that Lender will be unable to confirm whether the use of the Loan conforms to this section. Borrower agrees that a breach by Borrower of the provisions of this section will not affect Lender's right to

(i) enforce Borrower's promise to pay for all amounts

owed under this Agreement, regardless of the purpose for which the Loan is in fact obtained or (ii) use any remedy legally available to Lender, even if that remedy would not have been available had the Loan been made for personal, family or household purposes.

5. DISBURSEMENT OF LOAN PROCEEDS AND MAINTENANCE OF BORROWER'S BANK ACCOUNT. If Borrower applied and was approved for a Loan, Borrower's Loan will be disbursed upon approval as provided in the accompanying Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits). Borrower agrees to maintain Direct Payments (ACH Debits) in its operating account which is the account that was reviewed in conjunction with underwriting and approval of this Loan (including keeping such account open until the Total Repayment Amount had been completely repaid). Borrower agrees that the Loan made by Lender to Borrower may not be returned except at Lender's sole discretion.

6. PROMISE TO PAY. Borrower agrees to pay Lender the Total Repayment Amount shown in the accompanying Business Loan and Security Agreement Supplement in accordance with the Payment Schedule shown in the accompanying Business Loan and Security Agreement Supplement. Borrower agrees to enroll in Lender's Automatic Payment Plan and authorizes Lender to collect required payments as provided in the accompanying Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits). If required by Lender, Borrower further agrees and authorizes Lender or its servicer to collect required payments from a transfer account established pursuant to certain Transfer Account Loan Documentation that will be provided by Lender in connection with this Business Loan and Security Agreement if applicable.

7. ALTERNATIVE PAYMENT METHODS. If Borrower knows that for any reason Lender will be unable to process a payment under Lender's Payment Plan, then Borrower must either restore sufficient funds such that the missed payment can be collected as provided in the accompanying Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits), or promptly mail or deliver a check to Lender in the amount of the missed payment or, if offered, make the missed payment by any pay- by-phone or on-line service that Lender may make available from time to time. If Borrower elects to send payments on Borrower's Account by postal mail, then Borrower agrees to send such payments to Clearview Funding Group, LLC to merchantsupport@clearviewfunds.com, Attn: Customer Service. All alternative payments must be made in good funds by check, money order, wire transfer, automatic transfer from an account at an institution offering such service, or other instrument in U.S. Dollars. Borrower understands and agrees that payments made at any other address than as specified by Lender may result in a delay in processing and/or crediting.

If Borrower makes an alternative payment on Borrower's Loan by mail or by any pay-by-phone or on-line service that Lender makes available while Borrower is enrolled in the Automatic Payment Plan, Lender may treat such payment as an additional payment and continue to process Borrower's scheduled Automatic Payment Plan payments or may reduce any scheduled Automatic Payment Plan payment by the amount of any such additional payment received.

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8. APPLICATION OF PAYMENTS. Subject to applicable law, Lender reserves the right to allocate and apply payments received on Borrower's Loan between principal, interest and fees in any manner Lender chooses in Lender's sole discretion it being understood and agreed that any fees and interest will generally be paid during the earlier portion of the term.

9. POSTDATED CHECKS, RESTRICTED ENDORSEMENT CHECKS AND OTHER DISPUTED OR QUALIFIED PAYMENTS. Lender can accept late, postdated or partial payments without losing any of Lender's rights under this Agreement (a postdated check is a check dated later than the day it was actually presented for payment). Lender is under no obligation to hold a postdated check and Lender reserves the right to process every item presented as if dated the same date received by Lender or Lender's check processor unless Borrower gives Lender adequate notice and a reasonable opportunity to act on it. Except where such notice and opportunity is given, Borrower may not hold Lender liable for depositing any postdated check. Borrower agrees not to send Lender partial payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement. All notices and written communications concerning postdated checks, restricted endorsement checks (including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount) or any other disputed, nonconforming or qualified payments, must be mailed or delivered to Clearview Funding Group, LLC, merchantsupport@clearviewfunds.com, Attn: Customer Service.

10. PREPAYMENT. Borrower may prepay Borrower's Loan in whole on any Business day by paying Lender the sum total of the Total Repayment Amount, any Returned Payment Fees, and any Late Fees, in each case as described in the accompanying Business Loan and Security Agreement Supplement less (i) the amount of any Loan payments made prior to such prepayment and (ii) the product of (x) the percentage identified as the applicable Prepayment Interest Reduction Percentage in the accompanying Business Loan and Security Agreement Supplement; and (y) the aggregate amount of unpaid interest remaining on the Borrower's Loan as of such date as determined by Lender's records in accordance with Section 8. Borrower may prepay Borrower's Loan in part on any Business day and such payment shall be applied against the Total Repayment Amount, any Returned Payment Fees, and any Late Fees, in each case as described in the accompanying Business Loan and Security Agreement Supplement.

11. SECURITY INTEREST. Borrower hereby grants to Lender, the secured party hereunder, a continuing security interest in and to any and all "Collateral" as described below to secure payment and performance of all debts, liabilities and obligations of Borrower to Lender hereunder and also any and all other debts, liabilities and obligations of Borrower to Lender of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, related to the Loan described in this Agreement, whether or not contemplated by the parties at the time of the granting of this security interest, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, and includes obligations to perform acts and refrain from taking action as well as obligations to pay money including, without limitation, all interest, other fees and expenses (all hereinafter called "Obligations"). The Collateral includes all assets of Borrower which shall include the following property that Borrower (or Guarantor, if applicable, pursuant to Section 12) now owns or shall acquire or create immediately upon the acquisition or creation thereof:

(i) any and all amounts owing to Borrower now or in the future from any merchant processor(s) processing charges made by customers of Borrower via credit card or debit card transactions; and (ii) all other tangible and intangible personal property or other property, including, but not limited to (a) cash and cash equivalents, (b) inventory, accounts (including accounts receivable), royalties, security entitlements, stock, membership interests, commodity contracts and commodity accounts, (e) instruments, including promissory notes (f) chattel paper, including tangible chattel paper and electronic chattel paper, (g) documents, (h) letter of credit rights, (i) accounts, including health-care insurance receivables or any other type of receivable (j) deposit accounts, (k) commercial tort claims, (l) general intangibles, including payment intangibles and software,(m) as-extracted collateral as such terms may from time to time be defined in the Uniform Commercial Code ,(n) Vehicles, (o) equipment and machinery, patents and trademarks, and all interests therein (p) websites and domain names and all rights associated with the use and control of either. The security interest Borrower (or Guarantor, if applicable, pursuant to Section 12) grants includes all accessions, attachments, accessories, parts, supplies and replacements for the Collateral, all products, proceeds and collections thereof and all records and data relating thereto. Lender disclaims any security interest in household goods in which Lender is forbidden by law from taking a security interest.

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12. PROTECTING THE SECURITY INTEREST. Borrower agrees that Lender and/or Lender's Representative may file any financing statement, lien entry form or other document Lender and/or Lender's Representative requires in order to perfect, amend or continue Lender's security interest in the Collateral and Borrower agrees to cooperate with Lender and Lender's Representative as may be necessary to accomplish said filing and to do whatever Lender and Lender's Representative deems necessary to protect Lender's security interest in the Collateral. Borrower and Guarantor each agree that, if any Guarantor is a corporate entity, then Lender or Lender's Representative may file any financing statement, lien entry form or other document against such Guarantor or its property that Lender and/or Lender's Representative requires in order to perfect, amend or continue Lender's security interest in the Collateral. Any such Guarantor agrees to cooperate with Lender and Lender's Representative as may be necessary to accomplish said filing and to do whatever Lender or Lender's Representative deems necessary to protect Lender's security interest in the Collateral. In this Agreement, "Lender's Representative" means any entity or individual that is designated by Lender to serve in such capacity.

13. LOCATION OF COLLATERAL; TRANSACTIONS INVOLVING COLLATERAL. Unless Lender has agreed otherwise in writing, Borrower agrees and warrants that (i) all Collateral (or records of the Collateral in the case of accounts, chattel paper and general intangibles) shall be located at Borrower's address as shown in the application, (ii) except for inventory sold or accounts collected in the ordinary course of Borrower's business, Borrower shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral, (iii) no one else has any interest in or claim against the Collateral that Borrower has not already told Lender about, (iv) Borrower shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance or charge, other than the security interest provided for in this Agreement and (v) Borrower shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral for less than the fair market value thereof. Borrower shall defend Lender's rights in the Collateral against the claims and demands of all other persons. All proceeds from any unauthorized disposition of the Collateral shall be held in trust for Lender, shall not be co- mingled with any other funds and shall immediately be delivered to Lender. This requirement, however, does not constitute consent by Lender to any such disposition.

14. TAXES, ASSESSMENTS AND LIENS. Borrower will complete and file all necessary federal, state and local tax returns and will pay when due all taxes, assessments, levies and liens upon the Collateral and provide evidence of such payments to Lender upon request.

15. RESERVED.

16. REPAIRS AND MAINTENANCE. Borrower agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Borrower further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

17. INSPECTION OF COLLATERAL AND PLACE OF BUSINESS; USE OF PHOTOGRAPHS AND TESTIMONIALS. Lender and Lender's designated representatives and agents shall have the right during Borrower's normal business hours and at any other reasonable time to examine the Collateral wherever located and the interior and exterior of any Borrower place of business. During an examination of any Borrower place of business, Lender may examine, among other things, whether Borrower (i) has a place of business that is separate from any personal residence, (ii) is open for business, (iii) has sufficient inventory to conduct Borrower's business and (iv) has one or more credit card terminals if Borrower processes credit card transactions. When performing an examination, Lender may photograph the interior and exterior of any Borrower place of business, including any signage, and may photograph any individual who has signed the Agreement ("Signatory") unless the Signatory previously has notified Lender that he or she does not authorize Lender to photograph the Signatory. Lender may obtain testimonials from any Signatory, including testimonials on why Borrower needed the Loan and how the Loan has helped Borrower. Any photograph and testimonial will become and remain the sole property of Lender. Borrower and each Signatory grant Lender the irrevocable and permanent right to display and share any photograph and testimonial in all forms and media, including composite and modified representations, for all purposes, including but not limited to any trade or commercial purpose, with any Lender employees and agents and with the general public. Lender may, but is not required to, use the name of any Borrower and Signatory as a credit in connection with any photograph and testimonial. Borrower and each Signatory waive the right to inspect or approve versions of any photograph or testimonial or the written copy or other media that may be used in connection with same. Borrower and each Signatory release Lender from any claims that may arise regarding the use of any photograph or testimonial, including any claims of defamation, invasion of privacy or infringement of moral rights, rights of publicity or copyright.

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18. LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any material provision of this Agreement or any related documents in any material respect, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any related documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. To the extent permitted by applicable law, all such expenses will become a part of the Obligations and, at Lender's option, will: (i) be payable on demand; (ii) be added to the balance of the Loan and be apportioned among and be payable with any installment payments to become due during the remaining term of the Loan; or (iii) be treated as a balloon payment that will be due and payable at the Loan's maturity. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon an Event of Default.

19. BORROWER'S    REPRESENTATIONS    AND WARRANTIES. Borrower represents and warrants that: (i) Borrower will comply with all laws, statutes, regulations and ordinances pertaining to the conduct of Borrower's business and promises to hold Lender harmless from any damages, liabilities, costs, expenses (including attorneys' fees) or other harm arising out of any violation thereof; (ii) Borrower's principal executive office and the office where Borrower keeps its records concerning its accounts, contract rights and other property, is that shown in the application; (iii) Borrower is duly organized, licensed, validly existing and in good standing under the laws of its state of formation and shall hereafter remain in good standing in that state, and is duly qualified, licensed and in good standing in every other state in which it is doing business, and shall hereafter remain duly qualified, licensed and in good standing in every other state in which it is doing business, and shall hereafter remain duly qualified, licensed and in good standing in every other state in which the failure to qualify or become licensed could have a material adverse effect on the financial condition, business or operations of Borrower; (iv) the true and correct legal name of the Borrower is set forth in the application; (v) the aggregate ownership percentage of the Signatories is greater than or equal to fifty percent (50%) of the Borrower's business; (vi)    the execution, delivery and performance of this Agreement, and any other document executed in connection herewith, are within Borrower's powers, have been duly authorized, are not in contravention of law or the terms of Borrower's charter, by-laws or other constating documents, or of any indenture, agreement or undertaking to which Borrower is a party; (vii) all constating documents and all amendments thereto of Borrower have been duly filed and are in proper order and any capital stock issued by Borrower and outstanding was and is properly issued and all books and records of Borrower are accurate in all material respects and up to date and will be so maintained; (viii) Borrower (a) is subject to no charter, corporate or other legal restriction, or any judgment, award, decree, order, governmental rule or regulation or contractual restriction that could have a material adverse effect on its financial condition, business or prospects, and (b) is in compliance with its charter, by-laws and other constating documents, all contractual requirements by which it may be bound and all applicable laws, rules and regulations other than laws, rules or regulations the validity or applicability of which it is contesting in good faith or provisions of any of the foregoing the failure to comply with which cannot reasonably be expected to materially adversely affect its financial condition, business or prospects or the value of the Collateral; (ix) there is no action, suit, proceeding or investigation pending or, to Borrower's knowledge, threatened against or affecting it or any of its assets before or by any court or other governmental authority which, if determined adversely to it, would have a material adverse effect on its financial condition, business or prospects or the value of the Collateral; (x) all information provided by Borrower and/or Guarantor as part of the application process for the Loan was true and complete; (xi) Borrower does not intend to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within 6 months of the date hereof; and (xii) Borrower is not presently insolvent within the meaning of the Uniform Commercial Code as well as the United States Bankruptcy Code.

20. INTEREST AND FEES. Borrower agrees to pay in full the interest set forth in the accompanying Business Loan and Security Agreement Supplement. In addition to any other fees described in the Agreement, Borrower agrees to pay the following fees:

A. Origination Fee: A one-time Origination Fee in the amount set forth in the accompanying Business Loan and Security Agreement Supplement. Borrower agrees that this fee will be immediately deducted from the proceeds of Borrower's Loan.

B. Returned Payment Fee: A Returned Payment Fee in the amount set forth in the accompanying Business Loan and Security Agreement Supplement if any electronic payment processed on Borrower's Loan is returned unpaid or dishonored for any reason.

C. Late Fee: A Late Fee in the amount set forth in the accompanying Business Loan and Security Agreement Supplement if a scheduled payment is not received by Lender as provided in the payment schedule set forth in the accompanying Business Loan and Security Agreement Supplement.

Payments made by Borrower hereunder will be applied and allocated between Loan principal, interest and fees in the manner set forth in Section 8.

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21. INTEREST AND FEES EXCEEDING PERMITTED LIMIT. If the Loan is subject to a law that sets maximum charges, and that law is finally interpreted so that the interest or other fees collected or to be collected in connection with this Agreement exceed the permitted limits, then (i) any such charge will be reduced by the amount necessary to reduce the charge to the permitted limit and (ii) if required by applicable law, any sums already collected from Borrower that exceed the permitted limits will be refunded or credited to Borrower.

22. FINANCIAL INFORMATION AND REEVALUATION OF CREDIT. Borrower and each Guarantor (if any) authorize Lender to obtain business and personal credit bureau reports in Borrower's and any Guarantor's name, respectively, at any time and from time to time for purposes of deciding whether to approve the requested Loan or for any update, renewal, extension of credit or other lawful purpose. Upon Borrower's or any Guarantor's request, Lender will advise Borrower or Guarantor if Lender obtained a credit report and Lender will give Borrower or Guarantor the credit bureau's name and address. Borrower and each Guarantor (if any) agree to submit current financial information, a new credit application, or both, in Borrower's name and in the name of each Guarantor, respectively, at any time promptly upon Lender's request. Borrower authorizes Lender to act as Borrower's agent for purposes of accessing and retrieving transaction history information regarding Borrower from Borrower's designated merchant processor(s). Lender may report Lender's credit experiences with Borrower and any Guarantor of Borrower's Loan to third parties as permitted by law, including with respect to any Guarantor to consumer credit reporting agencies. Borrower also agrees that Lender may release information to comply with governmental reporting or legal process that Lender believes may be required, whether or not such is in fact required, or when necessary or helpful in completing a transaction, or when investigating a loss or potential loss. Borrower and each Guarantor is hereby notified that a negative credit report reflecting on Borrower's and/or any Guarantor's credit record may be submitted to a credit reporting agency (including with respect to any Guarantor to consumer credit reporting agencies) if Borrower or such Guarantor fails to fulfill the terms of their respective credit obligations hereunder. Guarantor acknowledges that any credit reporting on the Loan shall be at the sole discretion of Lender (subject to applicable law) and that Lender has the right to report the Loan to Guarantor's personal credit file should Guarantor not pay any Obligation pursuant to the guaranty set forth in this Agreement.

23. ATTORNEYS' FEES, PRE-JUDGMENT INTEREST, POST-JUDGMENT INTEREST ANDCOLLECTION COSTS. To the extent not prohibited by applicable law or otherwise provided in this agreement, Borrower shall pay to Lender on demand any and all expenses, including, but not limited to, collection costs, all attorneys' fees and expenses, and all other expenses of like or unlike nature which may be expended by Lender to obtain or enforce payment of Obligations either as against Borrower or any guarantor or surety of Borrower or in the prosecution or defense of any action or concerning any matter arising out of or connected with the subject matter of this Agreement, the Obligations or the Collateral or any of Lender's rights or interests therein or thereto, including, without limiting the generality of the foregoing, any counsel fees or expenses incurred in any bankruptcy or insolvency proceedings and all costs and expenses (including search fees) incurred or paid by Lender in connection with the administration, supervision, protection or realization on any security held by Lender for the debt secured hereby, whether such security was granted by Borrower or by any other person primarily or secondarily liable (with or without recourse) with respect to such debt, and all costs and expenses incurred by Lender in connection with the defense, settlement or satisfaction of any action, claim or demand asserted against Lender in connection therewith, which amounts shall be considered advances to protect Lender's security, and shall be secured hereby. Lender shall also be entitled to Pre-Judgment Interest under New York law calculated as follows: 52.5% APR applied to the outstanding Obligations of Borrower from the date of the Event of Default. Lender shall be entitled to post-judgment interest at a rate of 52.5% APR applied from the date of judgment or arbitration award until all obligations under the judgment or award are satisfied. To the extent permitted by applicable law, all such expenses, fees and pre-judgment and post judgment interest will become a part of the Obligations and, at Lender's option, will: (i) be payable on demand; (ii) be added to the balance of the Loan and be apportioned among and be payable with any installment payments to become due during the remaining term of the Loan; or (iii) be treated as a balloon payment that will be due and payable at the Loan's maturity. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon an Event of Default.

(For Georgia Residents) Attorneys fees will be limited to 15% percent of the principal and interest owing on the Loans.

(For New York Residents) Borrower will pay any collection cost Lender incurs, including reasonable attorney fees and court costs, as the law allows. If Lender hires an attorney or a third-party collection agency to collect what Borrower owes, Borrower will also pay the lesser of: (a) the actual amount Lender is required to pay to the third-party collection agency or the attorney, regardless of whether that amount is a specific dollar amount or a percentage of the amount owed to Lender; or (b) 40% of the amount owed to Lender.

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24. BORROWER'S REPORTS. Promptly upon Lender's written request, Borrower and each Guarantor agrees to provide Lender with such information about the financial condition and operations of Borrower or any Guarantor, as Lender may, from time to time, reasonably request. Borrower also agrees promptly upon becoming aware of any Event of Default, or the occurrence or existence of an event which, with the passage of time or the giving of notice or both, would constitute an Event of Default hereunder, to promptly provide notice thereof to Lender in writing.

25. TELEPHONE COMMUNICATIONS. Borrower and Guarantors hereby expressly consents to receiving calls and messages, including auto-dialed and pre-recorded message calls and SMS messages (including text messages) from Lender, its affiliates, marketing partners, agents and others calling at Lender's request or on its behalf, at any telephone numbers that Borrower and/or Guarantors have provided or may provide in the future or otherwise in Lender's possession (including any cellular or mobile telephone numbers). Borrower and Guarantor agree that such communications may be initiated using an automated telephone dialing system.

26. INDEMNIFICATION. Except for Lender's gross negligence or willful misconduct, Borrower will indemnify and save Lender harmless from all losses, costs, damage, liabilities or expenses (including, without limitation, court costs and reasonable attorneys' fees) that Lender may sustain or incur by reason of defending or protecting Lender's security interest or the priority thereof or enforcing the Obligations, or in the prosecution or defense of any action or proceeding concerning any matter arising out of or in connection with this Agreement and/or any other documents now or hereafter executed in connection with this Agreement and/or the Obligations and/or the Collateral. This indemnity shall survive the repayment of the Obligations and the termination of this Agreement.

27. MERGERS, CONSOLIDATIONS OR SALES. Borrower represents and agrees that Borrower will not (i) merge or consolidate with or into any other business entity or (ii) enter into any joint venture or partnership with any person, firm or corporation, that it reasonably believes could adversely affect Borrower’s ability to repay the Loan.

28. CHANGE IN LEGAL STATUS. Without Lender's consent, Borrower represents and agrees that Borrower will not (i) change its name, its place of business or, if more than one, chief executive office, its mailing address, or organizational identification number if it has one, or (ii) change its type of organization, jurisdiction of organization or other legal structure. If Borrower does not have an organizational identification number and later obtains one, Borrower shall promptly notify Lender of such taxpayer identification number.

29.  DEFAULT. The occurrence of any one or more of the following events (herein, "Events of Default") shall constitute, without notice or demand, a default under this Agreement and all other agreements between Lender and Borrower and instruments and papers given Lender by Borrower, whether such agreements, instruments, or papers now exist or hereafter arise: (i) Lender is unable to collect any Automatic Payment Plan payment on two consecutive dates due and/or, Borrower fails to pay any Obligations on two consecutive dates due; (ii) Borrower fails to comply in all material respects with, promptly, punctually and faithfully perform or observe any term, condition or promise within this Agreement; (iii) the determination by Lender that any representation or warranty heretofore, now or hereafter made by Borrower to Lender, in any documents, instrument, agreement, application or paper was not true or accurate when given; (iv) the occurrence of any event such that any indebtedness of Borrower from any lender other than Lender could be accelerated, notwithstanding that such acceleration has not taken place; (v) the occurrence of any event that would cause a lien creditor, as that term is defined in Section 9-102 of the Uniform Commercial Code, (other than Lender) to take priority over the Loan made by Lender; (vi) a filing against or relating to Borrower (unless consented to in writing by Lender) of (a) a federal tax lien in favor of the United States of America or any political subdivision of the United States of America, or (b) a state tax lien in favor of any state of the United States of America or any political subdivision of any such state; (vii) the occurrence of any event of default under any other agreement between Lender and Borrower or instrument or paper given Lender by Borrower, whether such agreement, instrument, or paper now exists or hereafter arises (notwithstanding that Lender may not have exercised its rights upon default under any such other agreement, instrument or paper); (viii) any act by, against, or relating to Borrower, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee or other person, pursuant to court action or otherwise, over all, or any part of Borrower's property; (ix) the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of Borrower, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for Borrower; (x) the failure by Borrower to generally pay the debts of Borrower as they mature; (xi) adjudication of bankruptcy or insolvency relative to Borrower; (xii) the entry of an order for relief or similar order with respect to Borrower in any proceeding pursuant to Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code") or any other federal bankruptcy law; (xiii) the filing of any complaint, application or petition by or against Borrower initiating any matter in which Borrower is or may be granted any relief from the debts of Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure; (xiv) the calling or sufferance of a meeting of creditors of Borrower; (xv) the meeting by Borrower with a formal or informal creditor's committee; (xvi) the offering by or entering into by Borrower of any composition, extension or any other arrangement seeking relief or extension for the debts of Borrower, or the initiation of any other judicial or non-judicial proceeding or agreement by, against or including Borrower that seeks or intends to accomplish a reorganization or arrangement with creditors; (xvii) the entry of any judgment against Borrower, which judgment is not satisfied or appealed from (with execution or similar process stayed) within 15 days of its entry; (xviii) the occurrence of any event or circumstance with respect to Borrower such that Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by Borrower under this Agreement or any other agreement between Lender and Borrower is impaired or there shall occur any material adverse change in the business or financial condition of Borrower (such event specifically includes, but is not limited to, taking additional financing from a credit card advance, cash advance company or an additional working capital loan without the prior written consent of Lender); (xix) the entry of any court order that enjoins, restrains or in any way prevents Borrower from conducting all or any part of its business affairs in the ordinary course of business; (xx) the occurrence of any uninsured loss, theft, damage or destruction to any material asset(s) of Borrower; (xxi) any act by or against, or relating to Borrower or its assets pursuant to which any creditor of Borrower seeks to reclaim or repossess or reclaims or repossesses all or a portion of Borrowers assets; (xxii) the termination of existence, dissolution or liquidation of Borrower or the ceasing to carry on actively any substantial part of Borrower's current business; (xxiii) this Agreement shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect or shall be declared null and void, or the validity or enforceability hereof shall be contested by Borrower or any guarantor of Borrower denies it has any further liability or obligation hereunder; (xxiv) any guarantor or person signing a support agreement in favor of Lender shall repudiate, purport to revoke or fail to perform his or her obligations under his guaranty or support agreement in favor of Lender or any corporate guarantor shall cease to exist; (xxv) any material change occurs in Borrower's ownership or organizational structure (acknowledging that any change in ownership will be deemed material when ownership is closely held); (xxvi) if Borrower is a sole proprietorship, the owner dies; if Borrower is a trust, a trustor dies; if Borrower is a partnership, any general or managing partner dies; if Borrower is a corporation, any principal officer or 10% or greater shareholder dies; if Borrower is a limited liability company, any managing member dies; if Borrower is any other form of business entity, any person(s) directly or indirectly controlling 10% or more of the ownership interests of such entity dies.

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30. RIGHTS AND REMEDIES UPON DEFAULT. Subject to applicable law, if an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

A. Refrain from Disbursing Loan Proceeds: Lender may refrain from disbursing Borrower's Loan proceeds to Borrower's Designated Checking Account.

B. Debit Amounts Due From Borrower's Accounts: Lender may debit from Borrower's Designated Checking Account all Automatic Payment Plan payments that Lender was unable to collect and/or the amount of any other Obligations that Borrower failed to pay. This provision and remedy may be specifically enforced or secured by other equitable relief as acknowledged in section K and be available to Lender should an Event of Default occur.

C. Accelerate Indebtedness: Lender may declare the entire Obligations immediately due and payable, without notice to Borrower, as set forth in Section 40 and 50. (For Texas Borrowers): If you are in default, Lender will require Borrower to repay the entire Obligation, including both unpaid principal balance and any accrued interest, at once. Lender will not be required to give Borrower notice that Lender is demanding or intends to demand immediate payment of all that Borrower owes

D. Assemble Collateral: Lender may require Borrower and/or Guarantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Borrower and/or Guarantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter, provided Lender does so without a breach of the peace or a trespass, upon the property of Borrower and/or Guarantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Borrower and/or Guarantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Borrower and/or Guarantor after repossession. This provision and remedy may be specifically enforced or secured by other equitable relief as acknowledged in section K and be available to Lender should an Event of Default occur.

E. Sell the Collateral: Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Borrower and/or Guarantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Borrower, Guarantor and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after an Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least 10 days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Obligations secured by this Agreement. To the extent permitted by applicable law, all such expenses will become a part of the Obligations and, at Lender's option, will: (i) be payable on demand; (ii) be added to the balance of the Loan and be apportioned among and be payable with any installment payments to become due during the remaining term of the Loan; or (iii) be treated as a balloon payment that will be due and payable at the Loan's maturity. At Lender’s election, in addition to all other rights and remedies and rights available to it under the law, Lender may seek a judicial foreclosure of any or all Collateral in the and seek an accounting of all Collateral Third. The parties acknowledge that, upon Lender’s election, such equitable relief is necessary in the case of an Event of Default.

F. Appoint Receiver: Lender shall have the right to have a receiver appointed by an arbitrator or court, or otherwise, to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Obligations. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Obligations by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver. This provision and remedy may be specifically enforced or secured by other equitable relief as acknowledged in section K and be available to Lender should an Event of Default occur.

G. Collect Revenues, Apply Accounts: Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income and revenues therefrom and hold the same as security for the Obligations or apply it to payment of the Obligations in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize on the Collateral as Lender may determine, whether or not any amount included within the Obligations is then due. For these purposes, Lender may, on behalf of and in the name of Borrower and/or Guarantor, receive, open and dispose of mail addressed to Borrower; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment or storage of any Collateral. To facilitate collections, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender. This provision may be enforced and secured through any equitable remedies set forth in paragraph K.

H. H. Obtain Deficiency: If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower and/or Guarantor for any deficiency remaining on the Obligations due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Borrower and/or Guarantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

I. Other Rights and Remedies: Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity or otherwise.

J. Election of Remedies: Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, any related documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower under the Agreement, after Borrower's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies. This provision and remedy may be specifically enforced or secured by other equitable relief as acknowledged in section K and be available to Lender should an Event of Default occur.

K. Each of the Lender and Borrower and the acknowledge that a breach or threatened breach by Borrower of any of its Obligations under this Agreement would give rise to irreparable harm to the other party hereto for which monetary damages, alone, would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by Borrower of any Obligations, Lender hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, a preliminary or permanent injunction, specific performance and any other relief. Borrower specifically waives the requirement of any bond associated with any request for applicable relief, to the extent permitted by law.

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31. CONSENT TO JURISDICTION AND VENUE. Subject to and except for an action under Section 32 below, Borrower, Guarantors and Lender each consent to the jurisdiction of the Suffolk County, New York and agree that any action or proceeding to enforce or arising out of this Agreement, other than an action or proceeding involving real property collateral, may only be brought in the Suffolk County, New York. The Parties specifically waive any right to remove or file an action in federal court. This waiver expressly includes a waiver of the right to remove the action from New York state court on federal question or diversity of citizenship grounds afforded by federal statute, and parties further agree that the costs of the arbitration shall be divided equally between them until a prevailing party is determined, at which time the non-prevailing party shall be charged the prevailing party’s share of the arbitration fees. Each party may pursue arbitration solely in an individual capacity, and not as a representative or class member in any purported class or representative proceeding. The arbitrator may not consolidate more than one person's or entity's claims, and may not otherwise preside over any form of a representative or class proceeding. This arbitration section is governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16. Borrower and Guarantors waive personal service of process. Borrower, Guarantors and Lender each waive any objections, including forum non conveniens, to the bringing of any such proceeding in such jurisdiction.

32. ARBITRATION. To the extent that a claim or dispute arises out of, or in relation to this Agreement, including without limitation, the terms, construction, interpretation, performance, termination, breach, or enforceability of this Agreement, the parties (Borrower, Guarantors and Lender) hereby agree that the claim or dispute shall be, at the election of any party within thirty (30) days after the claim or dispute arises, resolved by mandatory binding arbitration in New York, except that Lender may, at its election, maintain any action for equitable relief in the Suffolk County, New York, including seeking the appointment of a receiver, judicial foreclosure, an accounting of Collateral, restraining orders or injunctions or other equitable relief without a right to compel arbitration by Borrower. To the extent that an arbitration occurs, The parties agree that the arbitration shall be administered by JAMS and the arbitration shall be conducted in accordance with the Expedited Procedures of the JAMS Comprehensive Arbitration Rules and Procedures except as otherwise agreed in this Agreement. The arbitrator shall be chosen in accordance with the procedures of JAMS, and shall base the award on applicable New York law. The parties agree that the arbitration shall be conducted by a single arbitrator. Judgment on the award may be entered in any court having jurisdiction, subject to Section 32 above. The

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33. NO WAIVER BY LENDER. No delay or omission on the part of Lender in exercising any rights under this Agreement, any related guaranty or applicable law shall operate as a waiver of such right or any other right. Waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All Lender's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently.

34. ASSIGNMENT. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties hereto; provided, however, that Borrower may not assign this Agreement or any rights or duties hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely null and void. No consent to an assignment by Lender shall release Borrower from its Obligations. Lender may assign this Agreement and its rights and duties hereunder and no consent or approval by Borrower is required in connection with any such assignment. Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in Lender's rights and benefits hereunder. In connection with any assignment or participation, Lender may disclose all documents and information that Lender now or hereafter may have relating to Borrower or Borrower's business. To the extent that Lender assigns its rights and obligations hereunder to another party, Lender thereafter shall be released from such assigned obligations to Borrower and such assignment shall affect a novation between Borrower and such other party. Clearview Funding Group, LLC (in its capacity as Servicer) or a successor servicer (if any) shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain at one of its offices in the United States a copy of each assignment agreement delivered to it with respect to this Loan and a register for the recordation of the name of each assignee of this Loan, and principal and interest amount of this Loan owing to, such assignee pursuant to the terms hereof. The entries in such register shall be conclusive, and Borrower, Lender and each such assignee may treat each person whose name is recorded therein pursuant to the terms hereof as a "Lender" hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The register maintained for this Loan shall be available for inspection by Borrower and any such assignee of this Loan, at any reasonable time upon reasonable prior notice to Clearview Funding Group, LLC (in its capacity as Servicer) or the applicable successor servicer (if any). This Section 35 shall be construed so that this Loan is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Internal Revenue Code and any related Treasury regulations (or any other relevant or successor provisions of the Internal Revenue Code or of such Treasury regulations).

35. INTERPRETATION. Paragraph and section headings used in this Agreement are for convenience only, and shall not affect the construction of this Agreement. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties, having had the opportunity to consult counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

36. SEVERABILITY. If one or more provisions of this Agreement (or the application thereof) is determined invalid, illegal or unenforceable in any respect in any jurisdiction, the same shall not invalidate or render illegal or unenforceable such provision (or its application) in any other jurisdiction or any other provision of this Agreement (or its application).

37. NOTICES. Except as otherwise provided in this Agreement, notice under this Agreement must be in writing. Notice to Lender will be deemed received by Lender at address sent forth in Section 47 by U.S. mail, postage prepaid, first-class mail; in person; by registered mail; by certified mail; by nationally recognized overnight courier; or when sent by electronic mail. Notice to Borrower and/or any personal guarantor will be deemed given when sent to Borrower's last known address or electronic mail address in Lender's records for this Loan.

38. RECORDKEEPING AND AUDIT REQUIREMENTS. Lender shall have no obligation to maintain any electronic records or any documents, schedules, invoices or any other paper delivered to Lender by Borrower in connection with this Agreement or any other agreement other than as required by law. Borrower will at all times keep accurate and complete records of Borrower's accounts and Collateral. At Lender's request, Borrower shall deliver to Lender: (i) schedules of accounts and general intangibles; and (ii) such other information regarding the Collateral as Lender shall request. Lender, or any of its agents, shall have the right to call any telephone numbers that Borrower has provided or may provide in the future or otherwise in the Lender's possession (including any cellular or mobile telephone numbers),at intervals to be determined by Lender, and without hindrance or delay, to inspect, audit, check, and make extracts from any copies of the books, records, journals, orders, receipts, correspondence that relate to Borrower's accounts and Collateral or other transactions between the parties thereto and the general financial condition of Borrower and Lender may remove any of such records temporarily for the purpose of having copies made thereof. If Borrower was referred to Lender for this Loan by a third party (the "Referring Party"), then Borrower consents to Lender sharing certain reasonable information about Borrower with the Referring Party for purposes of the Referring Party verifying and/or auditing loans made through such Referring Party's referrals.

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39. GOVERNING LAW. Subject to Section 33 above, our relationship including this Agreement and any claim, dispute or controversy (whether in contract, tort, or otherwise) at any time arising from or relating to this Agreement is governed by, and this Agreement will be construed in accordance with, applicable federal law and (to the extent not preempted by federal law) New York law without regard to internal principles of conflict of laws. The legality, enforceability and interpretation of this Agreement and the amounts contracted for, charged and reserved under this Agreement will be governed by such laws. Borrower understands and agrees that (i) Lender is located in New York, (ii) Lender makes all credit decisions from Lender's office in New York, (iii) the Loan is made in New York (that is, no binding contract will be formed until Lender receives and accepts Borrower's signed Agreement in New York) and (iv) Borrower's payments are not accepted until received by Lender in New York.

40. WAIVER OF NOTICES AND OTHER TERMS. Except for any notices provided for in this Agreement, Borrower and any person who has obligations pursuant to this Agreement (e.g., a Guarantor), to the extent not prohibited by applicable law hereby, waives demand, notice of nonpayment, notice of intention to accelerate, notice of acceleration, presentment, protest, notice of dishonor and notice of protest and/or to plead discussion. To the extent permitted by applicable law, Borrower and any person who has obligations pursuant to this Agreement also agrees: Lender is not required to file suit, show diligence in collection against Borrower or any person who has obligations pursuant to this Agreement, or proceed against any Collateral; Lender may, but will not be obligated to, substitute, exchange or release any Collateral; Lender may release any Collateral, or fail to realize upon or perfect Lender's security interest in any Collateral; Lender may, but will not be obligated to, sue one or more persons without joining or suing others; and Lender may modify, renew, or extend this Agreement (repeatedly and for any length of time) without notice to or approval by any person who has obligations pursuant to this Agreement (other than the party with whom the modification, renewal or extension is made).

41. MONITORING, RECORDING AND ELECTRONIC COMMUNICATIONS. In order to ensure a high quality of service for Lender's customers, Lender may monitor and/or record telephone calls between Borrower and Lender's employees or agents. Borrower acknowledges that Lender may do so and agrees in advance to any such monitoring or recording of telephone calls. Borrower also agrees that Lender may communicate with Borrower electronically by e- mail.

42. JURY TRIAL WAIVER AND CLASS ACTION WAIVER. To the extent not prohibited by applicable law, Borrower, Guarantors and Lender waive their right to a trial by jury of any claim or cause of action based upon, arising out of or related to the Agreement and all other documentation evidencing the Obligations, in any legal action or proceeding. Subject to Section 33 above, any such claim or cause of action shall be tried by court sitting without a jury.

THE PARTIES HERETO (LENDER, BORROWER AND GUARANTORS) WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST ANY OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR AGAINST PUBLIC POLICY. TO THE EXTENT ANY PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST ANY OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE "COURT") BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CONTROVERSY, DISPUTE OR CLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) (EACH, A “CLAIM”) AND THE WAIVER SET FORTH IN THE PRECEDING PARAGRAPH IS NOT ENFORCEABLE IN SUCH ACTION OR PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:

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1. WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN PARAGRAPH 2 BELOW, THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE. ANY CLAIM WILL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE IN ACCORDANCE WITH CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638. EXCEPT AS OTHERWISE PROVIDED IN THE LOAN DOCUMENTS, VENUE FOR THE REFERENCE PROCEEDING WILL BE IN THE STATE OR FEDERAL COURT IN THE COUNTY OR DISTRICT WHERE VENUE IS OTHERWISE APPROPRIATE UNDER APPLICABLE LAW.

2. THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) JUDICIAL OR NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING, WITHOUT LIMITATION, SET-OFF), (C) APPOINTMENT OF A RECEIVER AND (D) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING, WITHOUT LIMITATION, WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS). THIS GUARANTY DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO A REFERENCE PROCEEDING PURSUANT TO THIS GUARANTY.

3. UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN TEN (10) DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY MAY REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B).

4.             ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS, A COURT REPORTER WILL BE USED AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE'S FEES, SHALL ULTIMATELY BE BORNE BY

5. THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND MAY ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA. THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH APPLICABLE STATE AND FEDERAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING, WITHOUT LIMITATION, MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.

6. THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY.

44. CONFIDENTIALITY. Borrower shall not make, publish or otherwise disseminate in any manner a copy of this Agreement or any public statement or description of the terms of this Agreement, except to its employees, advisors and similar persons who have a legitimate need to know its contents.

45. ENTIRE AGREEMENT. The accompanying Business Loan and Security Agreement Supplement and the Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits) and any other documents required by Lender now or in the future in connection with this Agreement and Borrower's Loan are hereby incorporated into and made a part of this Agreement. This Agreement is the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or verbal communications or instruments relating thereto.

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46. COUNTERPARTS; ELECTRONIC SIGNATURES. This Agreement may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. For purposes of the execution of this Agreement, signatures delivered by electronic or fax transmission shall be treated in all respects as original signatures.

47. CUSTOMER SERVICE CONTACT INFORMATION. If you have questions or comments about your Loan, you may contact us by (i) e-mail at (ii) telephone at .

48. PERSONAL GUARANTY. Each Guarantor, solidarily, jointly and severally (if more than one), absolutely and unconditionally guarantee the prompt payment to Lender, including its successors and assignees, of any and all Obligations incurred by the Borrower pursuant to the Agreement in the event one of the following occurs: (i) Borrower interferes with Lender’s right to collect the amount due pursuant to this Agreement with the intent to disrupt the collection of such amount; or (ii) Borrower sets up one or more new depositary accounts to receive payments from without the prior written consent of Lender (each of the foregoing (i) and (ii), a Personal Guaranty Trigger Event” and the personal guaranty arising therefrom, the "Personal Guaranty"). Lender expressly acknowledges and agrees that except upon the occurrence of a Personal Guaranty Trigger Event, (i) no Guarantor will be liable for any failure of Borrower to pay its Obligations pursuant to this Agreement and (ii) no liability shall attach to any Guarantor under this Agreement. Upon the occurrence of a Personal Guaranty Trigger Event, each Guarantor further agrees to repay the Obligations on demand, without requiring Lender first to enforce payment against Borrower. This is a guarantee of payment and not of collection. This is an absolute, unconditional, primary, and continuing obligation and will remain in full force and effect until the first to occur of the following: (a) all of the Obligations have been indefeasibly paid in full, and Lender has terminated this Personal Guaranty, or

(b) 30 days after the date on which written notice of revocation is actually received and accepted by Lender. No revocation will affect: (i) the then existing liabilities of the revoking Guarantor under this Personal Guaranty; (ii) Obligations created, contracted, assumed, acquired or incurred prior to the effective date of such revocation; (iii) Obligations created, contracted, assumed, acquired or incurred after the effective date of such revocation pursuant to any agreement entered into or commitment obtained prior to the effective date of such revocation; or (iv) any Obligations then or thereafter arising under the agreements or instruments then in effect and then evidencing the Obligations. Each Guarantor represents and warrants that (i) it is a legal resident of the United States of America and (ii) neither Borrower, nor itself individually as Guarantor, intends to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within 6 months of the date hereof. Each Guarantor waives all notices to which the Guarantor might otherwise be entitled by law, and also waives all defenses, legal or equitable, otherwise available to the Guarantor. This Personal Guaranty shall be construed in accordance with the laws of the Commonwealth of New York, and shall inure to the benefit of Lender, its successors and assigns. To the extent not prohibited by applicable law, each of the undersigned Guarantors waives its right to a trial by jury of any claim or cause of action based upon, arising out of or related to this guaranty, the Agreement and all other documentation evidencing the Obligations, in any legal action or proceeding. Subject to Section 33 above, any such claim or cause of action shall be tried by court sitting without a jury.

49.           CERTIFICATION AND SIGNATURES. By executing this Agreement or authorizing the person signing or affirming below to execute on its behalf, Borrower certifies that Borrower has received a copy of this Agreement and that Borrower has read, understood and agreed to be bound by its terms. Each person signing or affirming below certifies that each person is signing on behalf of the Borrower and/or in the capacity indicated below the signer's name (and if Borrower is a sole proprietorship, in the capacity of the owner of such sole proprietorship) and that such signer is authorized to execute this Agreement on behalf of or the in stated relation to Borrower.

Use of Proceeds Certification

As referred to in Section 4, by signing or affirming below, the Borrower certifies, acknowledges and understands that the proceeds from the requested Loan will be used solely for purchasing or acquiring specific products or services, for the following purposes only:

- specified merchandise

- insurance (but not self-insurance programs)

- services or equipment

- inventory or other specified goods

- loans to finance specified sales transactions

- public works projects or educational services (e.g., training)

- payroll

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50. GUARANTOR WAIVERS. The following waivers apply to any personal guarantor or corporate co-debtor, which shall guaranty the debt of each other co-debtor: (a) Guarantor hereby waives all rights and defenses that Guarantor may have because the Borrower's debt is secured by real property. This means, among other things: (i) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower; (ii) If Lender forecloses on any real property collateral pledged by the Borrower:

(A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

(b) Guarantor hereby waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

(c) Without limiting the generality of the foregoing, Guarantor hereby expressly: (i) waives any and all rights of subrogation, reimbursement, indemnification and contribution and any other rights and or defenses that are or may become available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code; (ii) waives any rights or defenses Guarantor may have in respect of its obligations as a guarantor by reason of any election of remedies by Lender;

(iii) waives any rights or defenses Guarantor may have in because the Borrower's note or other obligation is secured by real property or an estate for years, including, but limited to, any rights or defenses based upon, directly or indirectly, the application of Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure to the Borrower's note or other obligation; (iv) waives any and all, rights, defenses and/or benefits which might otherwise be available to it under California Civil Code Sections 2809, 2810, 2819, 2839, 2845 and 3433; and (v) California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any similar statutes of other states.

(d) Guarantor agrees that Lender may do any of the following without affecting the enforceability of the guaranty given by Guarantor or the other loan documents: (i) take or release additional security for any obligation in connection with the loan documents; (ii) discharge or release (by judicial or nonjudicial foreclosure, acceptance of a deed in lieu of foreclosure or otherwise) any person or persons liable under the loan documents; (iii) accept or make compositions or other arrangements or file or refrain from filing a claim in any bankruptcy proceeding of Borrower, any guarantor of Borrower's obligations under the loan documents or any pledgor of collateral for any person's obligations to Lender; and (iv) credit payments in such other pledgor of collateral for any person's obligations to Lender or any other person in connection with the Loan.

(e) Guarantor acknowledges that it has had an opportunity to review the loan documents. Guarantor agrees to keep itself informed of all material aspects of the financial condition of Borrower and of the performance of Borrower to Lender and agrees that Lender has no duty to disclose to Guarantor any information pertaining to Borrower or any security for the obligations of the Borrower under the loan documents.

(f) During the continuance of an Event of Default, Lender may elect to foreclose nonjudicially the lien of the deed of trust and, if such right has arisen, to also exercise its rights under this Guaranty. Guarantor acknowledges that its right to seek reimbursement from Borrower for any amounts paid by it to Lender under this Guaranty will be eliminated if Lender elects to so foreclose the lien of the deed of trust in accordance with such Deed of Trust. Nevertheless, Guarantor waives any such right to reimbursement and agrees that a nonjudicial foreclosure by Lender of the deed of trust will not affect the enforceability of the loan documents on Guarantor. In order to further effectuate such waiver, Guarantor hereby agrees that it waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure of the lien of the deed of trust, has destroyed its rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise.

(g) Guarantor agrees that Lender's right to enforce this Guaranty is absolute and is not contingent upon the validity or enforceability of any of the loan documents against Borrower or any other person. Guarantor waives all benefits and defenses it may have under California Civil Code Section 2810 and agrees that Lender's rights under this Guaranty shall be enforceable even if Borrower or had no liability at the time of execution of the loan documents or later ceases to be liable.

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(h) Guarantor waives all benefits and defenses it may have under California Civil Code Section 2809 and agrees that Lender's rights under the loan documents will remain enforceable even if the amount secured by the loan documents is larger in amount and more burdensome than that for which Borrower is responsible. The enforceability of the Guaranty against Guarantor shall continue until all sums due under the loan documents have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for Borrower's obligations under the loan documents, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of Borrower or any guarantor of Borrower's obligations under the loan documents, any Guarantor are not due and owing or have been paid in full or (y) all sums payable under the loan documents have been indefeasibly paid in full;

(i) Guarantor waives all benefits and defenses it may have under California Civil Code Sections 2845, 2849 and 2850, including, without limitation, the right to require Lender to (i) proceed against Borrower, any guarantor of Borrower's obligations under the loan documents, any other pledgor of collateral for any person's obligations to Lender or any other person in connection with the Loan, (ii) proceed against or exhaust any other security or collateral that Lender may hold, or

(iii) pursue any other right or remedy for Borrower's benefit, and agree that Lender may exercise its rights under this Guaranty or may foreclose against any real property securing the Loan without taking any action against Borrower, any guarantor of Borrower's obligations under the loan documents, any pledgor of collateral for any person's obligations to Lender or any other person in connection with the Loan, and without proceeding against or exhausting any security or collateral Lender holds.

(j) Guarantor waives any rights or benefits it may have by reason of California Code of Civil Procedure Section 580a, or other applicable law, which could limit the amount which Lender could recover in a foreclosure of any collateral securing the Loan to the difference between the amount owing under the loan documents and the fair value of such collateral or interests sold at a nonjudicial foreclosure sale or sales of any other real property held by Lender as security for the obligations of Borrower under the loan documents.

(k) Guarantor, as a guarantor or surety, waives diligence and all demands, protests, presentments and notices of protest, dishonor, nonpayment and acceptance of the loan documents.

(l) This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives:

(i) any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Lender to take prior recourse or proceedings against any collateral, security or person whatsoever;

(ii) ) any rights of sovereign immunity and any other similar and/or related rights;

(iii) any defenses generally available to guarantors under the laws of the State of California or otherwise;

(iv) ) any defense based upon any legal disability or other defense of Borrower or any guarantor of Borrower's obligations or by reason of the cessation or limitation of the liability of Borrower from any cause other than that (x) the obligations guaranteed by

(v) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower;

(vi) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor;

(vii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal;

(viii) any defense based upon Lender's election, in any proceeding instituted under the United States Bankruptcy Code, of the application of Section 1111(b)(2) of the United States Bankruptcy Code or any successor statute;

(ix) any defense based upon any borrowing or any grant of a security interest under Section 364 of the United States Bankruptcy Code;

(x) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof, including, without limitation, any rights arising under Section 359.5 of the California Code of Civil Procedure. Guarantor agrees that the payment of all sums payable under the loan documents or any part thereof or other act which tolls any statute of limitations applicable to the loan documents shall similarly operate to toll the statute of limitations applicable to Guarantor's liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, Guarantor expressly waives for the benefit of Lender to the extent permitted by law any and all rights and defenses which might otherwise be available to Guarantor under California Civil Code Sections 2899 and 3433 or any similar law of California or of any other state or of the United States.

(m)  Guarantor hereby also waives (i) any defense based upon Lender's failure to disclose to Guarantor any information concerning Borrower's financial condition or any other circumstances bearing on Borrower's ability to pay all sums payable under the loan documents; (ii) any right of subrogation, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the loan documents now or hereafter held by Lender; and (iii) presentment, demand, protest and notice of any kind, and/or to plead discussion.

Guarantor agrees that the payment of all sums payable under the loan documents or any part thereof or other act which tolls any statute of limitations applicable to the loan documents shall similarly operate to toll the statute of limitations applicable to Guarantor's liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, Guarantor expressly waives to the extent permitted by law any and all rights and defenses which might otherwise be available to Guarantor under California Civil Code Sections 2787 to 2855 inclusive (subject to Section 1.9 of this Guaranty) and Chapter 2 of Title 14, 2899 and 3433 and under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections.

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(n) Guarantor agrees that it is bound to the payment of all guaranteed obligations, whether now existing or hereafter accruing as fully as if such guaranteed obligations were directly owing to Lender by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than that (x) the guaranteed obligations are not due and owing or have been paid in full or (y) all sums payable under the loan documents have been indefeasibly paid in full) of Guarantor or by reason of the cessation from any cause whatsoever of the liability of Guarantor in respect thereof.

(o) Guarantor hereby also waives (i) any rights to assert against Lender any defense (legal or equitable), set off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Guarantor or any other party liable to Lender; (ii) any defense, set off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the guaranteed obligations or any security therefor; and (iii) any defense Guarantor has to performance hereunder, and any right Guarantor has to be exonerated, provided by Sections 2819, 2821, 2822, 2825, 2839 or 2853 of the California Civil Code, or otherwise, including, without limitation, arising by reason of: any claim or defense based upon an election of remedies by Lender; the impairment or suspension of Lender's rights or remedies against Guarantor; the alteration by Lender of the guaranteed obligations; any discharge of Guarantor's obligations to Lender by operation of law as a result of Lender's intervention or omission; or the acceptance by Lender of anything in partial satisfaction of the guaranteed obligations. Guarantor acknowledges and agrees that, as a result of the foregoing sentence, Guarantor is knowingly waiving in advance a complete or partial defense to this Guaranty arising under California Code of Civil Procedure Sections 580d or 580a and based upon Lender's election to conduct a private non-judicial foreclosure sale.

(p) This Guaranty is intended to be cumulative of any rights of Lender under California Code of Civil Procedure Sections 564,726.5 and 736 and under California Civil Code Section 2929.5. Guarantor hereby waives any restrictions or limitations which such statutes may imposed on the liability of Guarantor or Lender's rights or remedies under this Guaranty.

(n) Guarantor agrees that it is bound to the payment of all guaranteed obligations, whether now existing or hereafter accruing as fully as if such guaranteed obligations were directly owing to Lender by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than that (x) the guaranteed obligations are not due and owing or have been paid in full or (y) all sums payable under the loan documents have been indefeasibly paid in full) of Guarantor or by reason of the cessation from any cause whatsoever of the liability of Guarantor in respect thereof.

(o) Guarantor hereby also waives (i) any rights to assert against Lender any defense (legal or equitable), set off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Guarantor or any other party liable to Lender; (ii) any defense, set off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the guaranteed obligations or any security therefor; and (iii) any defense Guarantor has to performance hereunder, and any right Guarantor has to be exonerated, provided by Sections 2819, 2821, 2822, 2825, 2839 or 2853 of the California Civil Code, or otherwise, including, without limitation, arising by reason of: any claim or defense based upon an election of remedies by Lender; the impairment or suspension of Lender's rights or remedies against Guarantor; the alteration by Lender of the guaranteed obligations; any discharge of Guarantor's obligations to Lender by operation of law as a result of Lender's intervention or omission; or the acceptance by Lender of anything in partial satisfaction of the guaranteed obligations. Guarantor acknowledges and agrees that, as a result of the foregoing sentence, Guarantor is knowingly waiving in advance a complete or partial defense to this Guaranty arising under California Code of Civil Procedure Sections 580d or 580a and based upon Lender's election to conduct a private non-judicial foreclosure sale.

(p) This Guaranty is intended to be cumulative of any rights of Lender under California Code of Civil Procedure Sections 564,726.5 and 736 and under California Civil Code Section 2929.5. Guarantor hereby waives any restrictions or limitations which such statutes may imposed on the liability of Guarantor or Lender's rights or remedies under this Guaranty.

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AUTHORIZATION AGREEMENT FOR DIRECT DEPOSIT (ACH CREDIT) AND DIRECT PAYMENTS (ACH DEBITS)

This Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits) is part of (and incorporated by reference into) the Business Loan and Security Agreement. Borrower should keep this important legal document for Borrower's records.

DISBURSMENT OF LOAN PROCEEDS. By executing this Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits), Borrower authorizes Lender to disburse the Loan proceeds less the amount of any applicable fees upon Loan approval by initiating an ACH credit, wire transfer or similar means to the checking account indicated herein (or a substitute checking account Borrower later identifies and is acceptable to Lender) (hereinafter referred to as the "Designated Checking Account") in the disbursal amount set forth in the accompanying Business Loan and Security Agreement Supplement. This authorization is to remain in full force and effect until Lender has received written notification from Borrower of its termination in such time and in such manner as to afford Lender and Borrower's depository bank a reasonable opportunity to act on it. Borrower represents that Borrower is the owner of the Designated Checking Account.

PAYMENT PLAN: At all times prior to Borrower fully satisfying all payment obligations under this Agreement, Borrower shall provide Lender with full and continuous access to Borrower’s Designated Checking Account and its statements and transaction history. Lender shall have the right to monitor the Designated Checking Account at all times through both online and in person access to information. Borrower’s failure to allow Lender access all available information regarding the Designated Checking Account shall constitute a material breach of this Agreement by Borrower and shall constitute an Event of Default as defined in this Agreement. Lender is not responsible for any fees charged by Borrower's bank as the result of credits or debits initiated under this agreement. The origination of ACH transactions to Borrower's account must comply with the provisions of U.S. law. Borrower agrees to be bound by NACHA rules of the Electronic Payments Association. Borrower agrees to provide to Lender at all times, "Live Contemporaneous Access" to all of its bank accounts in order for Lender to evaluate Borrower's compliance with the Agreement, and for collections in the Event of Default ("Borrower's Accounts"). "Live Contemporaneous Access" shall be defined as: Borrower, at all times and including but not limited to, providing Lender with accurate login information necessary to access all of Borrower's Accounts, such as usernames and passwords, answers to challenge questions, and security tokens. If Borrower fails to provide Live Contemporaneous Access to Borrower’s accounts, such occurrence shall be an Event of Default. Borrower shall provide notice to Lender in the event Borrower makes any changes to the Designated Checking Account, including in the event Borrower closes the Designated Checking Account. Failure to provide this notice shall be an Event of Default.

Provisional Payment. Credit given by us to you with respect to an automated clearing house ("ACH") credit entry is provisional until we receive final settlement for such entry through a Federal Reserve Bank. If we do not receive such final settlement, you are hereby notified and agree that we are entitled to a refund of the amount credited to you in connection with such entry, and the party making to you via such entry (i.e. the originator of the entry) shall not be deemed to have paid you in the amount of such entry.

Notice of Receipt of Entry. Under the operating rules of the National Automated Clearing House Association, which are applicable to ACH transactions involving your account, we are not required to give next day notice to you of receipt of an ACH item and we will not do so. However, we will continue to notify you of the receipt of payments in the periodic statement we provide to you.

BUSINESS PURPOSE ACCOUNT. By executing this Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits), Borrower attests that the Designated Checking Account was established for business purposes and not primarily for personal, family or household purposes.

ACCOUNT CHANGES. Borrower agrees to promptly notify Lender in writing if there are any changes to the account and routing numbers of the Designated Checking Account.

MISCELLANEOUS.

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Routing Number:	Account Number:

Tax ID:	84-4250492

By:	/s/ Todd Michaels
(Signature)

Name:	Todd Michaels

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Signature Page

Todd Michaels as a duly authorized agent of Borrower, and Todd Michael,s in his individual and personal capacity as Guarantor (solely upon the occurrence of a Personal Guaranty Trigger Event), affirm that each has read and understand the terms and conditions of, consent to, and agree to be bound by, the Business Loan and Security Agreement (inclusive of the Guaranty therein set forth in Section 49 of the Business Loan and Security Agreement, as such section is amended herein), the accompanying Business Loan and Security Agreement Supplement, and the accompanying Authorization Agreement for Direct Deposit (ACH Credits) and Direct Payments (ACH Debits).

Guarantor #1:	/s/ Todd Michaels	Borrower:	By:	/s/ Todd Michaels
	(Signature)			(Signature)

Name:	Todd Michaels		Name:	Todd Michaels

Date:	6/11/2024		Date:	6/11/2024

Guarantor # 2

Name:

Date:

For Lender's Use Only: This Agreement has been received and accepted by Lender in New York after being signed by Borrower and any Guarantor(s).

By:	(Signature)

(Name)

Date:

Weekly Deliveries Addendum

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This addendum is made as of 06/11/2024 (the "Addendum") to the Business Loan and Security Agreement between Clearview Funding Group, LLC (the "Lender") and Correlate Energy Corp (OTC:CIPI) (the "Borrower") dated 06/11/2024 (the"Agreement").

Lender and Borrower are sometimes referred to herein collectively as the "Parties" and each as a "Party". Whereas, the Parties desire to add certain terms to the Agreement.

In consideration of the above promises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree and add terms to the Agreement as follows:

Total Repayment Amount shall be defined as: $ 720,000.00 if Borrower delivers the Total Repayment Amount within. 30 calendar days of the Disbursement Amount being paid by Lender.

Total Repayment Amount shall be defined as: $ 744,000.00 if Borrower delivers the Total Repayment Amount within. 60 calendar days of the Disbursement Amount being paid by Lender.

Notwithstanding the above, if an Event of Default occurs pursuant to the Agreement, Borrower forfeits Borrower's rights pursuant to this Addendum.

IN WITNESS WHEREOF, each of the undersigned has executed, or has caused to be executed, this Addendum as of the date first written above.

Borrower: Correlate Energy Corp (OTC:CIPI)

Agreed to by:

(Signature) /s/ Todd Michaels

(Title) CEO

Print Owner's Name: Todd Michaels

CEO

Todd Michaels

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Borrower: Correlate Energy Corp (OTC:CIPI)

Agreed to by:

(Signature) /s/ Todd Michaels

(Title) CEO

Print Owner's Name:  Todd Michaels

Lender: Clearview Funding Group, LLC

Agreed to by:

(Signature) /s Trace Feinstein

(Title)

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Borrower Definition Addendum to the Business Loan and Security Agreement dated: Lender and Borrower hereby agree that "Borrower" is defined as follows:

Business Name: Correlate Energy Corp (OTC:CIPI) Address: 176 S. Capitol Blvd., 2nd Floor, Boise, ID 83702 Tax ID: 84-4250492

Borrower: Correlate Energy Corp (OTC:CIPI)

Agreed to by:

(Signature)/s/ Todd Michaels

 (Title) CEO

LENDER:  Clearview Funding Group, LLC

Agreed to by:

(Signature) /s/ Trace Feinstein

(Title)

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Stacking Prohibited Addendum

This addendum (the "Addendum") to the Business Loan and Security Agreement between Clearview Funding Group, LLC (the "Lender") and Correlate Energy Corp (OTC:CIPI) (the "Borrower") dated 06/10/2024 (the "Agreement").

Whereas, Lender desires to add a Stacking Prohibited as follows; Borrower shall not enter into any cash advance that relates to or involves its Future Receipts, with any party other than Lender for the duration of this Agreement; notwithstanding the foregoing, the following shall be excluded from the foregoing prohibition in all events: (a) bank loans; (b) bank financing arrangements; (c) convertible note financing; and

(d) any other financing arrangement, that enables Borrower to pay the Total Repayment Amount to Lender and the Total Repayment Amount is paid to Lender in conjunction with the closing of such financing prior to the release of any funds to the Borrower. Lender may share information regarding this Agreement with any third party in order to determine whether Borrower is in compliance with this provision.

Borrower agrees to this Stacking Prohibited addendum to the Agreement, and fully understands that breach of the Stacking Prohibited provision shall constitute an Event of Default.

By signing this Addendum, Borrower agrees and fully understands that in the event Borrower breaches the Stacking Prohibited provision, Lender fully reserves its rights to immediately exercise its rights at law and equity as provided in the Agreement and impose an additional fee equaling ten (10) percent of the Loan Amount.

IN WITNESS WHEREOF, each of the undersigned has executed, or has caused to be executed, this Addendum as of the date first written above.

Borrower: Correlate Energy Corp (OTC:CIPI)

Agreed to by:

(Signature) /s/ Todd Michaels

(Title) CEO

Print Owner's Name: Todd Michaels

Lender: Clearview Funding Group, LLC

Agreed to by:

(Signature) /s/ Trace Feinstein

(Title)

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ADDENDUM TO THE BUSINESS LOAN AND SECURITY AGREEMENT

This Addendum, dated 06/11/2024 (the “Addendum”) to the Business Loan and Security Agreement, effective 06/11/2024 (the “Agreement”), between Clearview Funding Group, LLC (“Lender”) and Correlate Energy Corp (OTC:CIPI) (“Borrower”), hereby amends and restates the Agreement as follows, with any sections or provisions of the Agreement not expressly referenced in this Addendum remaining unchanged from the Agreement:

Lender agrees to modify section 48. Which personal liability shall attach to Guarantor under the Agreement in the event of the occurrence of any one of the following:

1.	Borrower interferes with the right to collect payments.

2.

Borrower breaches its obligation to: (i) not change serving Accounts, (ii) not add an additional Account, (iii) not revoke Lender’s authorization to debit the Account, (iv) not close the Account without the express written consent of Lender or (v) not take any other action with the intent to interfere with Lender’s right to collect the purchased Repayment Amount;

3.	Borrower breaches its obligation to not conduct Borrower’s businesses under any name other than as disclosed to Lender, without the prior written consent of Lender;

4.	Borrower breaches its obligation to not change any of its places of business without the prior written consent by Lender;

5.

Borrower breaches its obligation to not voluntarily sell, dispose, transfer or otherwise convey its business or substantially all business assets without (i) the express prior written consent of Lender, and (ii) the written agreement of any purchaser or transferee assuming all of Borrower's obligations under the Business Loan and Security Agreement pursuant to documentation satisfactory to Lender;

6.

Borrower breaches its obligation to not enter into any merchant cash advance that relates to or encumbers its Repayment Amount with any party other than Lender without Lender’s prior written consent for the duration of this Agreement; and

7.	Borrower breaches its obligation to provide truthful, accurate, and complete information as required by this Agreement.

In the event that one of the above happens, Borrower has 5 business days to cure before the Guarantor is in place.

IN WITNESS WHEREOF, each of the undersigned has executed this Addendum as of the date first written above.

Borrower: Correlate Energy Corp (OTC:CIPI)

Agreed to by:

(Signature)/s/ Todd Michaels

(Title) CEO

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Borrower: Correlate Energy Corp (OTC:CIPI)

Agreed to by:

(Signature) /s/ Todd Michaels

(Title) CEO

Print Owner's Name: Todd Michaels

Guarantor:

Agreed to by:

(Signature) /s/ Todd Michaels

(Title) CEO

Lender: Clearview Funding Group, LLC

Agreed to by:

(Signature) /s/ Trace Feinstein

(Title)

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Share Agreement

This Share Agreement ("Agreement") is entered into on June 11, 2024, between Clearview Funding Group,LLC, a Delaware limited liability company with its principal place of business at 576 BroadhollowRoad, Melville, New York 11747 ("Clearview Funding Group"), and Correlate Energy Corp, a

company registered under the OTC symbol CIPI with its principal place of business at 176S Capital Blvd 2nd Floor, Boise, ID 83702 ("Correlate Energy").

Background

Correlate Energy desires to secure financing for its business operations and expansion plans. Clearview Funding Group is willing to provide such financing under the terms and conditions set forth herein.

Agreement

Contingent Shares: Clearview Funding Group agrees to receive 200,000 shares of Correlate Energy Corp (OTC:CIPI) ("Shares") contingent upon Correlate Energy successfully securing financing from Clearview Funding Group for its business operations.

Conditions: The issuance of Shares to Clearview Funding Group is contingent upon Correlate Energy successfully receiving business financing from Clearview Funding Group. Such financing shall be subject to the terms and conditions of a separate Financing Agreement to be entered into by and between Clearview Funding Group and Correlate Energy.

Issuance of Shares: Upon Correlate Energy successfully securing financing from Clearview Funding Group as per the terms of the Financing Agreement, Correlate Energy shall issue and deliver the 200,000 Shares to Clearview Funding Group within [Number of Days] days of the financing being disbursed.

Representations and Warranties:

a.  By Clearview Funding Group: Clearview Funding Group represents and warrants that it has the full power and authority to enter into this Agreement and to perform its obligations hereunder.

b.  By Correlate Energy: Correlate Energy represents and warrants that it has the full power and authority to enter into this Agreement and to perform its obligations hereunder. Correlate Energy further represents and warrants that it will use its best efforts to secure financing from Clearview Funding Group.

Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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Entire Agreement: This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether written or oral, relating to such subject matter.

Amendment and Waiver: This Agreement may be amended, modified, or supplemented only by a written instrument executed by both parties. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the waiving party.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Clearview Funding Group, LLC

By: [Signature] /s/ Trace Feinstein

Name: [Printed Name] Trace Feinstein

Title:

Date: 6/12/2024

Correlate Energy Corp

By: [Signature] /s/ Todd Michaels

Name: [Printed Name] Todd Michaels

Title: CEO

Date: 06/12/2024

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